Important Notice Regarding Change in Investment Policy

THE SELECT SECTOR SPDR® TRUST

The Consumer Discretionary Select Sector SPDR® Fund

The Consumer Staples Select Sector SPDR® Fund

The Energy Select Sector SPDR® Fund

The Financial Select Sector SPDR® Fund

The Health Care Select Sector SPDR® Fund

The Industrial Select Sector SPDR® Fund

The Materials Select Sector SPDR® Fund

The Real Estate Select Sector SPDR® Fund

The Technology Select Sector SPDR® Fund

The Utilities Select Sector SPDR® Fund

(the “Select Sector SPDR Funds”)

Supplement dated May 1, 2017 to the Prospectus dated January 31, 2017

Certain aspects of the policy regarding the lending of portfolio securities of the Select Sector SPDR Funds have been updated.

Accordingly, effective immediately, the paragraph on page 79 of the Prospectus entitled “Lending of Securities”, in section entitled “ADDITIONAL STRATEGIES INFORMATION, within the sub-section entitled “Non-Principal Strategies” is hereby deleted in its entirety and replaced with the following:

Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed forty percent (40%) of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to 102% of the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call a loan to vote proxies, for example, if a material issue affecting the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

Accordingly, effective immediately, the paragraph on pages 89-90 of the Prospectus entitled “Securities Lending Risk”, in section entitled “ADDITIONAL RISK INFORMATION, within the sub-section entitled “Non-Principal Risks” is hereby deleted in its entirety and replaced with the following:

Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets does not include the value of assets received as collateral for such loans. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. Any such loans must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund may call a loan to vote proxies, for example, if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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